DISCIPLINED LARGECAP BLEND FUND

On June 14, 2011, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the Disciplined LargeCap Blend Fund by the Principal Capital Appreciation Fund. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Disciplined LargeCap Blend Fund
tentatively scheduled for October 3, 2011. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of Disciplined
LargeCap Blend Fund in August 2011. If shareholders approve this proposal, the acquisition is expected to occur on or about October 14, 2011.

	Class A	Class B	Class C
Ticker Symbol(s)	PRMGX	PBABX	PDCCX

Principal Funds, Inc. Summary Prospectus March 1, 2011 amended June 16, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at
www.principalfunds.com/investor/forms/prospectuses.htm. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus for Classes A, B, and C shares dated March 1, 2011, as supplemented March 14, 2011 and June 16, 2011, and the Statement of
Additional Information dated March 1, 2011, as supplemented on March 14, 2011 and June 16, 2011,
(which may be obtained in the same manner as the Prospectus).

Objective: The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class” and “The Costs of Investing” beginning on pages 214 and 221, respectively, of the Fund’s prospectus and “Multiple Class Structure” beginning on page 103 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	1.00%	5.00%	1.00%
(as a percentage of dollars subject to charge)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

For the year ended October 31, 2010	Class A	Class B	Class C
Management Fees	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.35%	0.83%	1.20%
Total Annual Fund Operating Expenses	1.18%	2.41%	2.78%
Expense Reimbursement	N/A	0.21%	0.96%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.18%	2.20%	1.82%

Principal Management Corporation has contractually agreed to limit the Fund’s expenses attributable to
Class B and C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 29, 2012. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
2.20% for Class B and 1.82% for Class C. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and Principal Management Corporation).

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class
B shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$664	$ 904	$1,163	$1,903
Class B	$723	$ 1,128	$1,463	$2,421
Class C	$285	$ 757	$1,369	$3,027

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$664	$904	$1,163	$1,903
Class B	$223	$728	$1,263	$2,421
Class C	$185	$756	$1,369	$3,027

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”
its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 145.0% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the
Standard & Poor's ("S&P") 500 Index (as of the most recent calendar year end, this range was between approximately $1.6 billion and $364.1 billion)) at the time of purchase. The Fund may actively trade portfolio securities in an attempt to achieve its investment objective.

The Fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. The value orientation selection emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.

Principal Risks
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities, but who prefer investing in larger, established companies.

The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities)
could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. Market prices of growth stocks are often more sensitive than other securities to earnings expectations.

Underlying Fund Risk. As of the date of this prospectus, this fund was being used as an underlying fund of a fund of funds, and an underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance
The following information provides an indication of the risks of investing in the Fund. The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years
(or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.

Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on
January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of
Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
December 30, 2002.

Average Annual Total Returns
For the periods ended December 31, 2010	1 Year	5 Years	Life of Fund
Class A Return Before Taxes	6.07%	-0.77%	4.90%
Class A Return After Taxes on Distributions	5.28%	-1.41%	4.30%
Class A Return After Taxes on Distribution and Sale of Fund Shares	4.99%	-0.59%	4.22%
Class B Return Before Taxes	5.79%	-1.09%	4.62%
Class C Return Before Taxes	10.49%	-0.36%	4.93%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	6.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for Class B and
Class C shares.

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):
Principal Global Investors, LLC
• Jeffrey A. Schwarte (since 2002), Portfolio Manager

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.

Effective March 1, 2010, Class B shares of the Fund are no longer available for purchase, except through exchanges and dividend reinvestments.

You may purchase or redeem shares on any business day (normally any day when the New York Stock
Exchange is open for regular trading) through your Financial Professional; by sending a written request to
Principal Funds at P.O. Box 8024, Boston, MA 02266-8024; calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the
Fund over another investment, or to recommend one share class of the Fund over another share class.
Ask your salesperson or visit your financial intermediary’s website for more information.